SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                     CREDIT SUISSE STRATEGIC SMALL CAP FUND

         The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

         On October 28, 2004, the Board of Directors of Credit Suisse Strategic Small Cap Fund (the "Fund") approved a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby all of the Fund's assets will be liquidated and the Fund will subsequently be dissolved. IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED.

         As a result of the Fund's liquidation, each shareholder of the Fund will receive a distribution in an amount equal to the net asset value per share on or about December 15, 2004. Each shareholder may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder's shares of the Fund. A notice describing the Plan and the liquidation and dissolution of the Fund will be mailed to shareholders of the Fund.

         On November 1, 2004, the Fund will stop charging Distribution and Service (12b-1) fees on all classes of shares.

Dated: October 28, 2004                                        CSSSC-16-1004
                                                               2004-040